Exhibit 99.2

FORM OF EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the [__] day of December 2012 (the “Effective Date”) by and between Advaxis, Inc., a Delaware corporation (the “Company”), and Hanover Holdings I, LLC, a New York limited liability company (the “Investor”).

WHEREAS, on September 19, 2012, the Company issued to the Investor a convertible promissory note in the aggregate principal amount of $132,500, for a purchase price of $132,500 (the “Initial Hanover PIPE Note”);

WHEREAS, on October 19, 2012, the Company issued to the Investor a convertible promissory note in the aggregate principal amount of $132,500, for a purchase price of $132,500 (the “Second Hanover PIPE Note” and, together with the Initial Hanover PIPE Note, the “Hanover PIPE Notes”);

WHEREAS, the parties hereto desire to exchange the Hanover PIPE Notes, each of which has a conversion price that varies with the market price of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for new convertible promissory notes, each with a conversion price that does not vary with the market price of the Common Stock;

WHEREAS, in exchange for the Initial Hanover PIPE Note, the Company has duly authorized the issuance to the Investor of a convertible promissory note in the aggregate principal amount of $132,500 in the form of the Initial Hanover PIPE Note (the “Initial Exchanged Note”), except that the Initial Exchanged Note shall be convertible into shares of Common Stock at a conversion price of $0.03 per share;

WHEREAS, in exchange for the Second Hanover PIPE Note, the Company has duly authorized the issuance to the Investor of a convertible promissory note in the aggregate principal amount of $132,500 in the form of the Second Hanover PIPE Note (the “Second Exchanged Note” and, together with the Initial Exchanged Note, the “Exchanged Notes”), except that the Second Exchanged Note shall be convertible into shares of Common Stock at a conversion price of $0.03 per share; and

WHEREAS, the exchange of (i) the Initial Hanover PIPE Note for the Initial Exchanged Note and (ii) Second Hanover PIPE Note for the Second Exchanged Note is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act (as defined below).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Exchange. On the Effective Date, subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”), exchange (a) the Initial Hanover PIPE Note for the Initial Exchanged Note and (b) Second Hanover PIPE Note for the Second Exchanged Note. On the Effective Date, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

(a)          Concurrently herewith, the Investor shall deliver or cause to be delivered to the Company (or its designee) the Initial Hanover PIPE Note and the Second Hanover PIPE Note, each free and clear of all liens. As of the Effective Date, all of the Investor’s rights under the Initial Hanover PIPE Note and the Second Hanover PIPE Note shall be extinguished.

(b)          Concurrently herewith, (i) in exchange for the Initial Hanover PIPE Note, the Company shall deliver or cause to be delivered to the Investor the Initial Exchanged Note and (ii) in exchange for the Second Hanover PIPE Note, the Company shall deliver or cause to be delivered to the Investor the Second Exchanged Note.

(c)          The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2.         Transfer or Resale. The Investor understands that: (i) the Exchanged Notes and the shares of Common Stock issuable upon conversion of the Exchanged Notes (the “Note Shares” and, collectively with the Exchanged Notes, the “Securities”) have not been and are not being registered under the 1933 Act or any state securities or “blue sky” laws, the Securities constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the 1933 Act, and the Securities may not be offered for sale, sold, transferred, assigned, pledged or otherwise distributed unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a form generally acceptable to the Company’s legal counsel, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company and its legal counsel with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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3.         Legends. The Investor understands that the certificates or other instruments representing the Exchanged Notes and the Note Shares, except as set forth below, shall bear any legends as required by applicable state securities or “blue sky” laws in addition to a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

4.          Ownership. The Investor hereby represents and warrants to the Company that it is the record and beneficial owner of, and has good and marketable title to, each of the Hanover PIPE Notes, free and clear of any and all liens, security interests, charges or encumbrances, agreements, voting trusts, proxies or other arrangements or restrictions of any kind whatsoever.

5.          Indemnification.

5.1        Indemnification by the Company. The Company agrees to indemnify, hold harmless, reimburse and defend the Investor, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Investor relating hereto. Notwithstanding anything herein to the contrary, in no event shall the Company be liable to the Investor (in the aggregate) for more than the product of (x) the number of Note Shares to be issued pursuant to this Agreement and (y) $0.03.

5.2         Indemnification by the Investor. The Investor agrees to indemnify, hold harmless, reimburse and defend the Company and any of its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Investor or breach of any representation or warranty by the Investor in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Investor of any covenant or undertaking to be performed by the Investor hereunder, or any other agreement entered into by the Company and the Investor relating hereto. Notwithstanding anything herein to the contrary, in no event shall the Investor be liable to the Company (in the aggregate) for more than the product of (x) the number of Note Shares to be issued pursuant to this Agreement and (y) $0.03.

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6.          Miscellaneous

6.1         Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2        Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.3          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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6.4          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company to Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, with a copy (which shall not constitute notice) to Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, NY 10166, Attention: Robert H. Cohen, Esq.; Fax#: (212) 801-6400 or (b) in the case of the Investor, to the address as set forth on the signature page or exhibit pages hereof or, in either case, at such other address as such party may designate by TEN (10) business days advance written notice to the other parties hereto.

6.5          Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

6.6          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.7          Entire Agreement. This Agreement represents the entire agreement and understandings between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

6.8          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.9          Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

ADVAXIS, INC.

By:
Name:
Title:

INVESTOR:

HANOVER HOLDINGS I, LLC

By:
Name:
Title:

Address for Notices:

c/o Magna Group
5 Hanover Square
New York, NY 10004

Jurisdiction of Residency: New York

Fax#: (646) 737-9948

SSN#: ________________

[Signature Page to Note Exchange Agreement]